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                                 UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2005

                             THE BISYS GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      001-31254               13-3532663
(State or other Jurisdiction         (Commission File          (IRS Employer
      of incorporation)                  Number)             Identification No.)

                    90 Park Avenue, New York, New York 10016
                    (Address of principal executive offices)

                                 (212) 907-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (917 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

On September 13, 2005, The BISYS Group, Inc. ("BISYS" or the "Company") entered into a consent (the "Consent") with the lenders under its Credit Agreement, dated as of March 31, 2004 (as previously amended in July 2005, the "Credit
Facility").   The Consent further extends to November 15, 2005, the cure periods for the default resulting from BISYS' failure to timely file its Form 10-Q for the fiscal quarter ended March 31, 2005 and deliver the related compliance certificate for such fiscal quarter and the anticipated default resulting from its expected failure to timely file its Form 10-K for the fiscal year ended June
30, 2005.   In connection with the Consent, BISYS repaid $33.75 million under the term loan portion of the Credit Facility, which reduces the outstanding balance of the term loan to $60 million, and the lender commitments under the revolving portion of the Credit Facility have been permanently reduced from $300 million to $150 million.

BISYS previously announced on July 25, 2005 that it is required to restate its previously issued financial statements for the years ended June 30, 2002, 2003, and 2004 and the interim financial statements for the quarters ended March 31, 2004 and September 30 and December 31, 2004 and 2003. BISYS will not be in a position to file the Form 10-Q for the quarter ended March 31, 2005 or its Form 10-K for the fiscal year ended June 30, 3005 until the investigation being conducted by the Company's Audit Committee and restatement are completed.
During the extended cure period, BISYS has agreed that it will not request additional credit extensions under the Credit Facility. BISYS believes that its operating cash flows and cash on hand will be sufficient to support its near term working capital and other cash requirements and that additional credit under the Credit Facility will not be necessary through the extension date.

The foregoing description of the Consent does not purport to be complete and is qualified in its entirety by reference to the text of the actual agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

Exhibits:

10.1 Consent No. 3 dated as of September 13, 2005, under the Credit Agreement, dated as of March 31, 2004, among The Bisys Group, Inc., the Lenders party thereto, Bank of America, N.A., a successor by merger to Fleet National Bank, JPMorgan Chase Bank, Suntrust Bank, and Wachovia Bank, National Association, as Documentation Agents, and The Bank of New York, as Administrative Agent.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BISYS GROUP, INC.


                                        By: /s/ Edward S. Forman
                                            ----------------------------------
                                            Edward S. Forman
                                            Senior Vice President,
                                            Acting General Counsel
                                            and Secretary


Date: September 13, 2005


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